Taglich Brothers 18th Annual Investor Conference

May 2, 2022 *Presentation by*

Intellinetics

Forward-Looking Statements

This presentation contains certain forward-looking statements, including expressions of future goals, projections, statements about future business, growth, synergies associated with the Yellow Folder acquisition, intentions, beliefs, expectations, plans, strategies, anticipated future revenues, and any other statements that are not purely historical facts. These forward-looking statements involve several risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could cause or contribute to such differences include, but are not limited to the risks of the current inflationary environment, the impact of COVID-19 on our customers and our operations, our ability to execute on our business plans, customary risks associated with acquisitions and integrations, and other risks and uncertainties set forth in Intellinetics' SEC filings, including but not limited to its most recent Form 10-K and subsequent SEC filings. Intellinetics undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

Digital Transformation

Digital transformation is the process of using digital technologies to create new — or modify existing — business processes, culture, and customer experiences to meet changing business and market requirements.

This reimagining of business in the digital age is digital transformation.

Digital Transformation = Market Opportunity

2021 Forrester Report - "It's Time for Digital Government"

62% of government decision makers said the pandemic forced accelerated investment in digital transformation.

66% of government decision makers said the agency will maintain accelerated digital transformation progress as the pandemic subsides.

Untold amounts of organizational data is locked in file cabinets, boxes, and storage locations of all shapes and sizes.

Digital chaos (SharePoint/ Dropbox/ Google Docs/ Etc.) is even more challenging: where is my data and how can I access it to add value to my organization?

Intellinetics Unlocks Organizational Data
Creating a Digital Asset

Market Opportunity-Enterprise Content Management



North America Enterprise Content Management Market Size, 2017-2028 (USD Billion)
$28.64
3.53
3.98
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
www.fortunebusinessinsights.com

Intellinetics Meets Market Needs

Solutions and Services that Enable and Accelerate Digital Transformation
Unlock Organizational Data into a Digital Asset

Document Processing:

Document Scanning
Microfiche/Film
Scan on Demand
Records Storage

IntelliCloud Software Suite:

Content Management (ECM)
Workflow Automation
Digital Forms
Payables Automation
Advanced Capture

Business Process Outsourcing:

Digital Mailroom
Claims Processing
Billing and Invoice Services
Inbound Document Processing

President and CEO: Jim DeSocio

Intellinetics – Chief Executive Officer

- 8 Straight Quarters of positive income (through 12/31/2021)
- 6 Straight Quarters of EBITDA exceeding $300K
- Completed three acquisitions

Relayware – Chief Revenue Officer

- Doubled subscription revenue; tripled new customer logos in two years
- Merged with Zift Solutions in September 2017

Antenna Software – EVP Sales and Business Development

- Grew bookings from $8M to $40M in four years
- Antenna sold to Pegasystems

XRS – EVP Field Operations

- Launched new mobile solution that changed the dynamics in Fleet Logistics space, selling 462 new customers in 22 months
- Successfully closed on sale of XRS to Omnitracs (Vista Equity Company) in October 2014

Lawson Software – EVP Global Operations

- Grew company revenue 62% to $428M in three years
- Successful IPO in 2001

Impactful Events

Record Year in 2021

- Successfully integrated cross-selling opportunities with acquisitions
- Vastly expanded document conversion capabilities
  - Scanning, BPO and storage services

Launched new solutions/products

- Business Process Outsourcing
- Payable Automation
- Enhanced cross-selling opportunities

Acquired YellowFolder

- Closed acquisition on April 1, 2022
- Adds 46% to recurring revenue and 183% to SAAS
  - On a 2021 unaudited pro-forma basis

M&A is a part of continuing overall strategy

- Proven we can do this well
- Targets must have marketing synergy



Annual Revenue (000's)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2019
2020
2021

Impactful Events

FY20

231 new orders

Total Contract Value $3.2 million

FY21

343 new orders including 108 new logos

→ 48% Growth over FY20

Total Contract Value* $5.8 million

→ 81% Growth over FY20

Order distribution by vertical:

- 81 county and state orders
- 18 municipality orders
- 155 K-12 / education orders
- 40 healthcare orders
- 49 other

Excellent renewal rates

*Total Contract Value (TCV) represents estimated total future revenues from contracts signed during the period. This refers to deals that have been awarded by our government and commercial customers. It presumes the provision of all software, subscription services, and/or professional services and no termination of contracts. There can be no guarantee that all work will be completed, during any fiscal period, or that the contracts will not be terminated before all the estimated future revenues are earned, received, and/or recognized.

Building For The Future

2022 Sales QUOTAS

2022 Sale Territory Plan by Rep

	NON-DSS TCV	DSS TCV	Total TCV *
Brad Lahr	$ 300,000	$ 500,000	$ 800,000
Gary VanBuhler	$ 400,000	$ 400,000	$ 800,000
Matt Chretien	$ 600,000	$ 250,000	$ 850,000
Terry Buchanan	$ -	$ 3,550,000	$ 3,550,000
Jill Saxon	$ 50,000	$ 950,000	$ 1,000,000
Rob Schneider	$ 50,000	$ 400,000	$ 450,000
Joe Miller	$ 200,000	$ 425,000	$ 625,000
Roger Grabner	$ 300,000	$ 500,000	$ 800,000
TOTALS	$ 1,900,000	$ 6,975,000	$ 8,875,000

TCV = Total Contract Value (total order value)

*Order values have been/will be recognized in revenue over time as performance obligations are satisfied

Sales Pipeline Growth

Nov 2021 Pipeline

Stage	TCV	QTY
Qualification	$206,000	20
Needs Analysis	$141,000	18
Proposal	$1,562,000	54
Negotiation	$673,000	26
Total Active	$2,582,000	118

April 2022 Pipeline

Stage	TCV	QTY
Qualification	$1,851,000	50
Needs Analysis	$2,685,000	19
Proposal	$1,768,000	61
Negotiation	$363,000	21
Total Active	$6,667,000	151

Closed YTD 2022: 140 orders $3,354,000*

TCV = Total Contract Value (total order value)

*Order values have been/will be recognized in revenue over time as performance obligations are satisfied

MERGERS & AQUISITIONS

Closed YellowFolder on April 1, 2022

WHY YELLOWFOLDER

Yellow Folder, LLC

YellowFolder
Education's Online Filing Cabinet

- 2021 unaudited annual results
  - $2.8M sales revenue, all K-12
    - $2.6M document management – all SAAS
      - 2/3 Student & Special Ed records
      - 1/3 HR & Admin records
    - $0.2M record storage
  - $0.6M Net Income / EBITDA
- Located in Texas
  - All remote since COVID, no office presence
  - 14 employees
- Customers across US:


YF Revenue by State
27%
25%
19%
6%
4%
TX
IL
AR
TN
NM
NY
GA
VA
Other

Yellow Folder, LLC

YellowFolder
Education's Online Filing Cabinet

- BENEFITS OF ACQUISITION
  - Doubles SAAS revenue, improves overall mix*
  - +37% EBITDA growth*
    - Acquisition model accretive from year 1
  - Approximately 500 K-12 customers combined
    - YellowFolder adds > 240 districts
    - Niche strength adds tremendous value to INLX
  - Cross selling capabilities: DSS, BPO, Storage, Payables Automation
  - Strong UI development team

*On a pro-forma 2021 basis, unaudited

Yellow Folder, LLC

- BENEFITS OF ACQUISITION, continued
  - High customer retention
    - Very sticky
    - Avg 3.3% annual churn last 6 years*
    - Better than 5-7% SAAS benchmark
  - No SAAS customer over 3% of revenue
  - Continued performance since January 1, 2022*
    - 1 existing customer expansion order
      - $5k
    - 14 new K-12 logo orders
      - $152k ARR*

YellowFolder
Education's Online Filing Cabinet

*Unaudited

*Order values have been/will be recognized in revenue over time as performance obligations are satisfied, generally 12 mos

Expands K-12 Vertical Growth

Existing partner: Software Unlimited Inc. (SUI)

ERP accounting software provider for K-12 with 1,200 customers

Three Year Relationship:

- SUI sells/implements IntelliCloud, branded "K12Docs", minimizing Intellinetics' cost to acquire customer
- Sold 148 new "K12Docs" customers
- **$486,115 in Total Contract Value***
- **$335,000 annual recurring revenue**

Expanding opportunities with SUI:

- Goal to sell 60+ new SUI customers annually
- 410 customers = $1M in annual recurring revenue
- Cross-selling opportunities: e-forms, scanning, storage

*Order values have been/will be recognized in revenue over time as performance obligations are satisfied

Leadership

Steve Nester, VP
Professional Services
9 years tenure

Matt Chretien, CSO
Co-founder
25+ years in sales & technology

Joe Spain, CFO
5 years tenure
Corporate/start-up/M&A experience

Neil Campbell,
GM Graphic Sciences
13 years tenure

Tessa Tyler,
Chief Education Officer
YellowFolder

Terry Buchanan,
Graphic Sciences Acquisition
22 years

Ryan Bell,
Chief Technology Officer
YellowFolder

SaaS and Recurring Revenue: Building to the Future

	total INLX		Yellow Folder	Pro-forma	
	2021 actual		2021 unaudited	2021 pro-forma	
Total recurring revenue	6,153,000	54%	2,828,000	8,981,000	63%
All other (non-recurring revenue)	5,307,000	46%	0	5,307,000	37%
Total revenue	11,460,000	100%	2,828,000	14,288,000	100%
More recurring revenue detail:					
SAAS only	1,442,000	13%	2,647,000	4,089,000	29%
Maintenance Support contracts	1,350,000	12%	-	1,350,000	9%
BPO	2,574,000	22%	-	2,574,000	18%
Storage	787,000	7%	181,000	968,000	7%
All other (non-recurring revenue)	5,307,000	46%	-	5,307,000	37%
Total revenue	11,460,000	100%	2,828,000	14,288,000	100%

- Mix shift to nearly 2/3rds recurring revenue
- Improves predictability

Income Statement

$ 000's	12 mo ended Dec 31		
	2021	**2020**	**2019**
Revenues	11,460	8,253	2,536
Revenue Growth	*39%*	*225%*	
Cost of revenues	4,517	3,262	568
Gross profit	6,943	4,991	1,968
GP %	*61%*	*60%*	*78%*
Earnout fair value	141	1,555	-
Transaction costs	-	636	-
Operating expenses	5,837	4,838	3,121
Operating profit(loss)	965	(2,038)	(1,153)
Debt extiguishment gain	845	287	-
Interest expense	(452)	(637)	(980)
Income tax benefit	-	188	-
Net income(loss)	1,358	(2,200)	(2,133)
Adj EBITDA*	1,670	803	(857)

*see reconciliation to Adjusted EBITDA at Appendix

Thank You

Intellinetics

Jim DeSocio, President and CEO
Joe Spain, CFO

OTCQB: INLX
Share price: $4.6*
Market cap: $13M*

*as of 4/26/22

APPENDIX

Non-GAAP Financial Measure

Intellinetics uses non-GAAP **Adjusted EBITDA** as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP).

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Intellinetics urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Income/(Loss), which is included in this press release, and not to rely on any single financial measure to evaluate Intellinetics' financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define "Adjusted EBITDA" as earnings before interest expense, any income taxes, depreciation and amortization expense, stock-based compensation, note conversion and note or equity offer warrant or stock expense, gain or loss on debt extinguishment, change in fair value of contingent consideration, and significant transaction costs.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	For the 12 months ended December 31,		
$ 000's	2021	2020	2019
Net Income (Loss) - GAAP	**$ 1,358**	**$ (2,200)**	**$ (2,133)**
Interest expense, net	452	638	981
Income tax benefit, net	-	(188)	-
Depreciation and amortization	414	297	8
Stock-based compensation	150	116	288
Stock and warrant issue expense	-	378	-
Significant transaction costs	-	495	-
Gain on extinguishment of debt	(845)	(287)	-
Change in fair value of earnout liabilities	141	1,555	-
Adjusted EBITDA	$ 1,670	$ 803	$ (857)

Non-GAAP Performance Measure

Total Contract Value is a performance measure that the Company believes provides useful information to its management and investors as it allows the Company to better track the Company's current sales performance, without any adjustment to exclude revenues that will not be earned, received, or recognized until future periods. Total Contract Value is not a substitute for total revenue. There is no GAAP measure that is comparable to Total Contract Value, so the Company has not reconciled the Total Contract Value to any GAAP measure.